                                                                   Exhibit 10.17

                                                                  EXECUTION COPY

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated as of November 13, 2001, is entered into among TEAM HEALTH, INC., a Tennessee corporation (the "Borrower"), FLEET NATIONAL BANK, individually and as administrative agent (the "Administrative Agent") and the other Lenders signatory hereto.

                                R E C I T A L S:

         A. The Borrower, the Administrative Agent and the Lenders are parties to that certain $200,000,000 Credit Agreement, dated as of March 12, 1999 (as amended, the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

         B. The Borrower, the Administrative Agent and the Lenders wish to amend the Agreement on the terms and conditions set forth below.

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment of the Agreement. Effective as of September 30, 2001, the Agreement shall be amended as follows:

                  1.1 Section 1.1 of the Agreement is amended by amending the definition of the term "EBITDA" by adding the following additional proviso at the end of the first sentence therein:

                  "; provided, further, that EBITDA shall be determined without giving effect to charges or revenue adjustments aggregating not more than $24,507,000 made in the third fiscal quarter of Fiscal Year 2001 as a result of changes by the Borrower in estimated collection rates with respect to revenue for periods prior to January 1, 2001."

                  1.2 Section 1.1 of the Agreement is amended by amending the definition of the term "Excess Cash Flow" by adding the following sentence at the end of such definition:

                  "For the purposes of determining Excess Cash Flow, Working Capital shall be determined without giving effect to changes therein as a result of charges or revenue adjustments aggregating not more than $24,507,000 made in the third fiscal quarter of Fiscal Year 2001 as a result of changes by the Borrower in estimated collection rates with respect to revenue for periods prior to January 1, 2001."
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         2. Conditions Precedent to Amendments. This Amendment shall be effective as of the date first set forth above; provided, however, that Section 1 hereof shall not become operative and shall be of no force or effect unless each of the conditions set forth in this Section 2 shall be satisfied and the delivery of the following documents to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its counsel, shall have occurred.

                  2.1 Documentation.

                           (a) This Amendment shall have been duly executed and
                  delivered by the Administrative Agent, the Borrower and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

                           (b) The Borrower shall have delivered to the
                  Administrative Agent all of the following documents:

                                    (i) A Reaffirmation of Guaranty and Security
                           Agreement in the form of Exhibit A hereto executed by each of the Guarantors;

                                    (ii) A certificate, executed by the
                           Secretary or Assistant Secretary of the Borrower, certifying (A) an attached copy of resolutions of its Board of Directors authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment and (B) that there has been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of the Borrower previously delivered to the Lenders or attached copies of such amendments, supplements or modifications; and

                                    (iii) Such other documents as the
                           Administrative Agent may reasonably request.

                  2.2 Payment of Fees. The Borrower shall have paid to the Administrative Agent for the account of each Lender approving this Amendment and delivering its executed signature page (by facsimile or other means acceptable to the Administrative Agent) on or prior to Noon (Eastern time) on November 13, 2001 a fee of 10 basis points of each such Lender's Commitment.

         3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that:

                  (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action on the part of the Borrower, have received all necessary governmental approval (if any shall be required), and do not and will not (i) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Borrower or any Subsidiary,
         (ii) contravene or conflict with, or result in a breach of, any provision of any organizational documents of the Borrower or any Guarantor or of any material agreement, indenture, instrument or other document which is binding on the


                                      -2-
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         Borrower or any Subsidiary or (iii) result in or require the creation or imposition of any Lien on any property of the Borrower or any Subsidiary (other than Liens arising under the Loan Documents).

                  (b) Each of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, as of such specific date.

                  (c) As of the date hereof, after giving effect to this Amendment, no Default or Event of Default under the Agreement or any other Loan Document has occurred and is continuing.

         4. Miscellaneous.

                  4.1 From and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in any of the other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

                  4.2 Except as specifically set forth above, the Agreement and the Exhibits thereto shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

                  4.3 This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                  4.4 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS OTHER THAN GENERAL OBLIGATIONS LAW
SECTION 5-1401.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            TEAM HEALTH, INC.


                                            By__________________________________

                                            Title: President

SIGNATURE PAGE TO AMENDMENT NO. 2
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            FLEET NATIONAL BANK, AS
                                              ADMINISTRATIVE AGENT, AS LENDER,
                                              AS ISSUING BANK, AS SWING LINE
                                              BANK AND AS CO-ARRANGER

                                            By:_________________________________

                                            Title: Director


SIGNATURE PAGE TO AMENDMENT NO. 2
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            ___________________________________





                                            By: _______________________________

                                            Title: ____________________________


SIGNATURE PAGE TO AMENDMENT NO. 2
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                    EXHIBIT A

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

                  Each of the undersigned acknowledges receipt of a copy of Amendment No. 2 to Credit Agreement (the "Amendment") dated as of November __, 2001, consents to such Amendment and hereby reaffirms its obligations under (i) the Holdings Guaranty dated as of March 12, 1999 in favor of Fleet National Bank, as administrative agent and the Secured Parties (as defined in the Credit Agreement), (ii) the Subsidiary Guaranty dated as of March 12, 1999 in favor of Fleet National Bank, as administrative agent and the Secured Parties, (iii) the Holdings Pledge Agreement dated as of March 12, 1999 by and between Team Health Holdings, L.L.C. and Fleet National Bank, as administrative agent for the Secured Parties, (iv) the Security Agreement dated as of March 12, 1999 by and among Team Health, Inc., the Subsidiary Guarantors (as defined in the Credit Agreement) and Fleet National Bank, as administrative agent for the Secured Parties, as amended, and (v) the Intellectual Property Security Agreement dated as of March 12, 1999 by and among Team Health, Inc., the Subsidiary Guarantors and Fleet National Bank, as administrative agent for the Secured Parties.

Dated as of November __, 2001
                                    TEAM HEALTH, INC.


                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    TEAM HEALTH HOLDINGS, L.L.C.


                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: President and Chief Executive Officer
                                    Address: c/o Madison Dearborn Partners
                                    Three First National Plaza
                                    Suite 3800
                                    Chicago, Illinois 60602

                                    CLINIC MANAGEMENT SERVICES, INC.
                                    EMERGICARE MANAGEMENT, INCORPORATED
                                    HOSPITAL BASED PHYSICIAN SERVICES, INC.
                                    TEAM RADIOLOGY, INC.


                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    ALLIANCE CORPORATION
                                    CHARLES L. SPRINGFIELD, INC.
                                    CLINIC MANAGEMENT SERVICES, INC.
                                    DANIEL & YEAGER, INC.
                                    DRS. SHEER, AHEARN AND ASSOCIATES, INC.
                                    EMERGENCY COVERAGE CORPORATION
                                    EMERGENCY MANAGEMENT SPECIALISTS, INC.
                                    EMERGENCY PHYSICIAN ASSOCIATES, INC.
                                    EMERGENCY PHYSICIANS OF MANATEE, INC.
                                    EMERGENCY PROFESSIONAL SERVICES, INC.
                                    INPHYNET CONTRACTING SERVICES, INC.
                                    INPHYNET JOLIET, INC.
                                    INPHYNET LOUISIANA, INC.
                                    INPHYNET SOUTH BROWARD, INC.
                                    HERSCHEL FISCHER, INC.
                                    IMBS, INC.
                                    INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.
                                    INPHYNET HOSPITAL SERVICES, INC.
                                    INPHYNET MEDICAL MANAGEMENT INSTITUTE, INC.
                                    KARL G. MANGOLD, INC.
                                    MED: ASSURE SYSTEMS, INC.
                                    METROAMERICAN RADIOLOGY, INC.
                                    NEO-MED, INC.
                                    NORTHWEST EMERGENCY PHYSICIANS
                                        INCORPORATED
                                    PARAGON ANESTHESIA, INC.
                                    PARAGON CONTRACTING SERVICES, INC.
                                    PARAGON IMAGING CONSULTANTS, INC.
                                    QUANTUM PLUS, INC.
                                    REICH, SEIDELMANN & JANICKI CO.
                                    ROSENDORF MARGULIES BORUSHOK SCHOENBAUM
                                    RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
                                    SARASOTA EMERGENCY MEDICAL CONSULTANTS,
                                        INC.
                                    SOUTHEASTERN EMERGENCY PHYSICIANS OF
                                        MEMPHIS, INC.
                                    SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                                    TEAM HEALTH FINANCIAL SERVICES, INC.
                                    THBS, INC.
                                    THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
                                    VIRGINIA EMERGENCY PHYSICIANS, INC.

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: Vice President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    FISCHER MANGOLD PARTNERSHIP
                                    By: Herschel Fischer, Inc., its general
                                    partner Karl G. Mangold, Inc., its general
                                    partner

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: Vice President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919


                                    MT. DIABLO EMERGENCY PHYSICIANS, a
                                        California General Partnership

                                    By: Herschel Fischer, Inc., its general
                                    partner Karl G. Mangold, Inc., its general
                                    partner

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: Vice President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    PARAGON HEALTHCARE LIMITED PARTNERSHIP
                                    By: InPhyNet Hospital Services, Inc.,
                                    its sole general partner

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: Vice President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    TEAM HEALTH BILLING SERVICES, L.P.
                                    By: Team Health, Inc., its sole general
                                    partner

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919

                                    TEAM HEALTH SOUTHWEST L.P.
                                    By: Team Radiology, Inc., its sole general
                                    partner

                                    By:_________________________________________
                                    Name: H. Lynn Massingale
                                    Title: President

                                    Address: 1900 Winston Road
                                    Knoxville, TN 37919